                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                   FORM 8-K/A


                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


 Date of report (Date of earliest event reported)              September 1, 2004
                                                 -------------------------------


                 Corporate Property Associates 15 Incorporated
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    Maryland
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


           000-50249                                         52-2298116
--------------------------------------------------------------------------------
      (Commission File Number)                 (IRS Employer Identification No.)


        50 Rockefeller Plaza, New York, NY                             10020
--------------------------------------------------------------------------------
      (Address of Principal Executive Offices)                       (Zip Code)


                                  212-492-1100
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)



    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                               Explanatory Note:


On September 8, 2004, the registrant filed a Current Report on Form 8-K to report the completion of the acquisition of Carey Institutional Properties Incorporated. The purpose of this amendment to the Current Report is to include the financial statements of the business acquired and the pro forma financial information required by Article 11 of Regulation S-X, which are attached as Exhibits 99.1 and 99.2, respectively, hereto.

                                     CPA:15

                       Section 2 - Financial Information

Item 2.01.   Completion of Acquisition or Disposition of Assets

On September 1, 2004, the Registrant completed the acquisition of Carey Institutional Properties Incorporated ("CIP(R)"). The acquisition was accomplished by the merger of CIP(R) Acquisition Incorporated ("Acquisition"), a wholly-owned subsidiary of the Registrant with CIP(R), whereby Acquisition was the surviving entity. The shareholders of the Registrant and CIP(R) approved the merger on August 24, 2004. CIP(R) shareholders were entitled to receive either
1.09 shares of the Registrant's common stock or $10.90 in cash per share of CIP(R) common stock. In connection with the completion of the merger, the Registrant will issue approximately 17.4 million shares of common stock and pay $140.9 million in cash, resulting in an investment of $571 million (including assumption of debt) to acquire interests in 82 properties located in 28 states, totaling approximately 7.6 million square feet. The stock and cash was paid to former CIP(R) shareholders on or about September 15, 2004. These properties have lease terms that average 12 years. The price paid for CIP(R)'s properties was based on an appraisal performed by a third party appraiser. CIP(R) and the Registrant are each managed by W. P. Carey & Co. LLC. Immediately prior to the merger, W. P. Carey & Co. LLC, acquired 17 properties from CIP(R) for approximately $142 million, including the assumption of debt. These properties, totaling 2.4 million square feet, consist of office, industrial, retail and warehouse facilities located in nine states.

                 Section 9 - Financial Statements and Exhibits

Item 9.01.   Financial Statements and Exhibits

(a)   Financial Statements of Business Acquired

       The financial statements of the business acquired are attached as
Exhibit 99.1 hereto.

(b)   Pro Forma Financial Information

      The pro forma financial information required pursuant to Article 11 of Regulation S-X is attached as Exhibit 99.2 hereto.

(c)   Exhibits

Exhibit Index
-------------
Exhibit No.                          Exhibit
-----------                          -------
 *2.1 Agreement and Plans of Merger dated June 4, 2004 by and among CIP(R), the Registrant, Acquisition and certain other parties thereto.
 23.1                      Consent of PricewaterhouseCoopers LLP
 99.1                      Financial Statements of the Business Acquired
 99.2                      Pro Forma Financial Information

*Incorporated by reference to Exhibit 2.1 to the Registrant's Registration Statement on Form S-4, Filed on June 4, 2004, as amended, File No. 333-116218.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                CORPORATE PROPERTY ASSOCIATES 15 INCORPORATED



                                By: /s/  Claude Fernandez
                                    ---------------------
                                    Claude Fernandez,
                                    Managing Director and
                                    Chief Accounting Officer
                                    (Principal Accounting Officer)


Date:  November 18, 2004